Exhibit 10.110

PROMISSORY NOTE

October 22, 2008

Glimcher Northtown Venture, LLC, a limited liability company organized under the laws of the State of Delaware (“Glimcher Borrower”) and GB Northtown, LLC, a limited liability company organized under the laws of the State of Delaware (“GB Borrower” and collectively with Glimcher Borrower, the “Borrower”) hereby promise to pay to the order of HUNTINGTON NATIONAL BANK, a national banking association (the “Lender”) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Term Loan Agreement (as the same may be amended or modified, the “Agreement”) hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement.  The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Maturity Date or such earlier date as may be required under the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Term Loan Agreement, dated as of October 22, 2008 among the Borrower, Glimcher Properties Limited Partnership, a Delaware limited partnership, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.  Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies.

Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

This Note shall be governed and construed under the internal laws of the State of Ohio.

The liability of Glimcher Borrower and GB Borrower for the obligations of Borrower hereunder shall be joint and several.

BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND

AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

[Signatures appear on following page]

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

GLIMCHER NORTHTOWN VENTURE, LLC,
a Delaware limited liability company

By:          GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
a Delaware limitedpartnership, its sole member

By:          GLIMCHER PROPERTIES CORPORATION,
a Delaware corporation, its sole general partner

By: ______________________
Print Name: Mark E. Yale
Title: Executive Vice President, Chief Financial Officer and Treasurer

180 East Broad Street
Columbus, Ohio  43215
Phone:  614-621-9000
Facsimile:  614-621-8863
Attention:  General Counsel

GB NORTHTOWN, LLC,
a Delaware limited liability company

By:          GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership, its sole member

By:          GLIMCHER PROPERTIES CORPORATION,
a Delaware corporation, its sole general partner

By: _______________________
Print Name: Mark E. Yale
Title: Executive Vice President, Chief Financial Officer and Treasurer

180 East Broad Street
Columbus, Ohio  43215
Phone:  614-621-9000
Facsimile:  614-621-8863
Attention:  General Counsel

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
NOTE OF GLIMCHER NORTHTOWN VENTURE, LLC and GB NORTHTOWN, LLC

DATED OCTOBER ___, 2008

Maturity
	Principal	Maturity	Principal
	Amount of	of Interest	Amount	Unpaid
Date	Loan	Period	Paid	Balance